GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Emerging Markets Equity Funds
Class IR Shares of the
Goldman Sachs BRIC Fund (Brazil, Russia, India, China)
Goldman Sachs Emerging Markets Equity Fund

Supplement dated September 16, 2010 to the
Prospectus dated August 31, 2010 (the “Prospectus”)

The “Portfolio Management — Portfolio Managers” section of the summary section of the Prospectus for the Goldman Sachs BRIC Fund is replaced in its entirety with the following:

Portfolio Managers: Richard Flax, CFA, Executive Director, Global Emerging Markets Equity, has managed the Fund since 2006; Patrick Shum, Managing Director, Co-Head of Greater China Equity, has managed the Fund since 2008; Alina Chiew, CFA, Managing Director, Co-Head of Greater China Equity, has managed the Fund since 2010; Gabriella Antici, Managing Director, Head of Brazil Equity.

The “Portfolio Management — Portfolio Managers” section of the summary section of the Prospectus for the Goldman Sachs Emerging Markets Equity Fund is replaced in its entirety with the following:

Portfolio Managers: Richard Flax, CFA, Executive Director, Global Emerging Markets Equity, has managed the Fund since 2001; Patrick Shum, Managing Director, Co-Head of Greater China Equity, has managed the Fund since 2008; Alina Chiew, CFA, Managing Director, Co-Head of Greater China Equity, has managed the Fund since 2010; Gabriella Antici, Managing Director, Head of Brazil Equity.

Additionally, the “Service Providers — Fund Managers” section of the Prospectus is replaced in its entirety to the extent it pertains to the Funds with the following:

     FUND MANAGERS

Fundamental Emerging Markets Equity Portfolio Management Team

■	Our investment philosophy is reflected in our intensive research culture and our strong commitment to on-the-ground research resources. Our research team comprises 25+ investment professionals organized into regional teams and based on the ground in London, Hong Kong, Mumbai, São Paulo, Seoul, Shanghai and Singapore.
■	We believe our on-the-ground research presence in seven key locations around the world better positions our research analysts to generate strong and compelling investment ideas through a keener understanding of local customs, greater and more frequent access to corporate managements, and immediate access to local capital markets and news flow.

■	Portfolio Managers are responsible for leading and working closely with the research analysts in their region to foster discussion, debate and analysis of investment ideas. This first-hand intensive research effort is captured in our portfolios through a disciplined investment process which results in highly focused portfolios comprising our most compelling individual stock ideas.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Richard Flax, CFA Executive Director Global Emerging Markets Equity	Portfolio Manager— BRIC Emerging Markets Equity	Since 2006 2001	Mr. Flax is a portfolio manager on the Global Emerging Markets Equity team. He joined the Investment Adviser’s Global Emerging Markets Equity team in 2001. Prior to that he worked at Fleming Investment Management as an emerging market debt analyst.

Patrick Shum Managing Director, Co-Head of Greater China Equity	Portfolio Manager— BRIC Emerging Markets Equity	Since 2008 2008	Mr. Shum serves as Co-Head of Greater China Equity. Mr. Shum joined the Investment Adviser in July 2007 from INVESCO Hong Kong where he was Chief Investment Officer of Asia ex Japan portfolios. Also in 2007, Mr. Shum served in the Central Policy Unit of the Hong Kong Government. Prior to that, Mr. Shum served as the Deputy General Manager and Chief Investment Officer of INVESCO Great Wall Fund Management Limited. Before joining INVESCO, Mr. Shum was the Co-founder and Chief Investment Officer of Asia Strategic Investment Management.

Alina Chiew, CFA Managing Director, Co-Head of Greater China Equity	Portfolio Manager— BRIC Emerging Markets Equity	2010 2010	Ms. Chiew serves as Co-Head of Greater China Equity. Ms. Chiew joined the Investment Adviser in 2006. Prior to that she was the head of research with CITIC Frontier China Research since 2004.

Gabriella Antici Managing Director, Head of Brazil Equity	Portfolio Manager— BRIC Emerging Markets Equity	2010 2010	Ms. Antici is the Chief Investment Officer and Head of GSAM Brazil. She joined the Investment Adviser in 1997.

Eileen Rominger serves as Chief Investment Officer of GSAM’s portfolio management business. Each regional portfolio manager is responsible for leading and working closely with the research analysts in their region to foster discussion, debate and analysis of investment ideas.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the SAI.

This Supplement should be retained with your Prospectus for future reference.

00076385
EMEIRPMSTK 9-10